UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 15, 2007

CenterStaging Corp.
(Exact name of Registrant as specified in its Charter)

Delaware

(State or other Jurisdiction of Incorporation)

333-87968	45-0476087
(Commission File Number)	(I.R.S. Employer Identification Number)

3407 Winona Avenue
Burbank, California	91504
(Address of Principal Executive Offices)	(Zip Code)

818-559-4333

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Pursuant to a Securities Purchase Agreement dated as of June 15, 2007 CenterStaging Corp. (the “ Company”) issued and sold in a private placement to an institutional investor (the “ Purchaser”) (i) 10% Convertible Debentures due June 30, 2009 (the “ Debentures”) in the principal amount of $1,000,000 and (ii) warrants to purchase 1,666,667 shares of the Company’s common stock for $0.75 per share (the “Investor Warrants”). The Purchaser paid for the Debenture by paying $700,000 in cash and surrendering for cancellation a $300,000 note issued by the Company. The Company also entered into a Registration Rights Agreement with the Purchasers.

The Securities Purchase Agreement

The Securities Purchase Agreement contains a number of covenants by the Company. Of the net proceeds of the offering, the Company may use the net proceeds for working capital. No person has any right of first refusal, preemptive right, or any similar right to participate in the transactions contemplated by the Securities Purchase Agreement and related documents thereto, and the Company, with the exception of certain exempt issuances, may not issue common stock or common stock equivalents until 90 days after the effective date of the registration statement registering the resale of the shares of common stock underlying the Debentures and the Warrants.

The Debentures

The Debentures are secured and bear interest at 10% per annum, payable quarterly commencing on July 1, 2007. The Company may not prepay the Debentures without the prior written consent of the Purchasers. The Debentures are convertible into common stock at any time at a conversion price of $0.60 per share. If the Company issues common stock at a price less than the then effective conversion price, or common stock equivalents with an exercise or conversion price less than the then effective conversion price, the conversion price will be reduced to such price. The Debentures contain certain covenants of the Company, including that without the consent of the holders of 85% of the principal amount of the Debentures, the Company may not incur indebtedness other than permitted indebtedness (as defined in the Debenture) and may not repurchase its stock or pay cash dividends. If the Company defaults under the Debentures, the Purchasers may accelerate the Debentures and the Company will be obligated to pay the sum of (i) the greater of (A) 120% of outstanding principal amount plus accrued but unpaid interest or (B) the outstanding principal amount plus accrued but unpaid interest under the Debenture divided by the then effective Conversion Price on the date the default amount is either (a) demanded or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the average of the VWAPs for the five trading days immediately prior to the date the default amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher average VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture.

Warrants

The Investor Warrants are exercisable at any time and expire June 30, 2010 at an exercise price of $0.75. The exercise price of the Investor Warrants is subject to reduction similar to the reduction in the conversion price of the Debentures. The holder of the Investor Warrants may make a “net” or “cashless” exercise of the Investor Warrants after June 15, 2008 if at the time of exercise there is no effective registration statement covering resale of the shares underlying the Investor Warrants.

Beneficial Ownership Limitation

The Debentures and the Warrants contain a beneficial ownership limitation provision that precludes any Purchaser from converting its Debentures or from exercising its Warrants if, as a result of such conversion of exercise, the Purchaser would own beneficially more than 4.99% of the Company’s outstanding common stock. The beneficial ownership limitation provisions may be waived by each Purchaser, at the election of such Purchaser, upon not less than 61 days’ prior notice to the Company, to change the beneficial ownership limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of a Debenture and/or Warrant.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (“ SEC”), on or before the 65th calendar day following the date a registration statement filed by the Company in connection with that certain registration rights agreement dated January 16, 2007 among the Company and the investors signatory thereto is declared effective by the Commission and (ii) December 1, 2007, a registration statement covering the resale of all of the shares of common stock issuable upon exercise of the Warrants and conversion of the Debentures. If the registration statement is not declared effective by the SEC on the earlier of (1) five days after notice by the SEC that the registration statement may be declared effective or (2)(i) the 90th day from the filing date (if the registration statement is not reviewed by the SEC) or (ii) by the 120th day from the filing date (if the registration statement is reviewed by the SEC), the Company will be subject to the payment of specified liquidated damages to the Purchasers. The Company may also be required, under certain circumstances, to pay the Purchasers specified liquidated damages if it is unable to maintain the effectiveness of the registration statement.

Placement Agent

HPC Capital Management Corp. (HPC) acted as the exclusive placement agent in the transaction, and received a fee of $85,000 and Cantara (Switzerland) SA received a fee of $15,000 in connection with the transaction. In addition, HPC received a warrant to purchase 50,000 shares of the Company’s common stock (the “Placement Agent Warrant”) as well as 47,053 shares of restricted stock with piggyback rights. The Placement Agent Warrant is substantially identical to the Investor Warrants, except that the Placement Agent Warrant has a strike price of $0.60 and expires June 15, 2012.

Documents

Copies of the Securities Purchase Agreement, the form of Debentures, the form of Warrants, and the Registration Rights Agreement are filed as exhibits to this Current Report on Form 8-K. The summary of these agreements set forth above is qualified by reference to such exhibits.

ITEM 9.01    Financial Statements and Exhibits.

(c) Exhibits.

There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTAGING CORP.

Date: June 21, 2007	By:	/s/ Roger Paglia
Roger Paglia, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Securities Purchase Agreement dated as of June 15, 2007, by and among CenterStaging Corp. and the Purchasers named therein, the forms of Common Stock Purchase Warrant, 10% Convertible Debenture; Registration Rights Agreement as of June 15, 2007 among CenterStaging Corp. and the Purchasers named therein.